Q4 2015 SUPPLEMENTAL INFORMATION

1

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions and investments or from dispositions; the potential dilutive effect of common stock offerings; the failure to achieve benefits from the repurchase of our common stock; the availability of buyers and adequate pricing with respect to the disposition of assets; risks related to the geographic concentration of our portfolio, including, but not limited to, metropolitan Houston and metropolitan Atlanta; risks related to industry concentration of our portfolio including, but not limited to, the energy industry; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to our strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the adverse change in the financial condition of one or more of our major tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipts of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although the we believe that our plans, intentions and expectations reflected in any forward-looking statement are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

Cousins Properties Incorporated	Q4 2015 Supplemental Information

KEY PERFORMANCE METRICS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015
Property Statistics
Consolidated Operating Properties	14	13	13	13	12	12	13	13	12	12	12
Consolidated Rentable Square Feet (in thousands)	12,255	12,132	12,132	12,633	13,034	13,034	13,407	13,407	12,563	12,122	12,122
Unconsolidated Operating Properties	9	9	9	9	5	5	5	5	6	6	6
Unconsolidated Rentable Square Feet (in thousands)	3,468	3,468	3,468	3,468	3,129	3,129	3,129	3,129	3,431	3,434	3,434
Total Operating Properties	23	22	22	22	17	17	18	18	18	18	18
Total Rentable Square Feet (in thousands)	15,723	15,600	15,600	16,101	16,163	16,163	16,536	16,536	15,994	15,556	15,556

Office Leasing Activity (1)
Net Leased during the period (square feet in thousands)	1,256	369	317	550	637	1,874	441	521	770	1,240	2,972
Net Rent (per square foot)	$18.54	$21.05	$22.39	$22.99	$24.10	$22.88	$18.93	$23.23	$23.42	$15.13	$18.30
Total Leasing Costs (per square foot)	(5.25)	(5.91)	(5.02)	(6.18)	(5.54)	(5.71)	(4.62)	(6.27)	(5.83)	(1.66)	(3.64)
Net Effective Rent (per square foot)	$13.29	$15.14	$17.37	$16.81	$18.56	$17.17	$14.31	$16.96	$17.59	$13.47	$14.66
Change in Second Generation Net Rent	12.9%	12.7%	48.4%	36.3%	43.8%	38.0%	33.6%	43.8%	28.1%	38.5%	36.7%
Change in Cash-Basis Second Generation Net Rent	(3.6)%	(0.4)%	33.3%	7.6%	27.7%	19.7%	8.0%	32.8%	14.1%	23.8%	19.8%

Same Property Information (2)
Percent Leased (period end)	90.7%	90.7%	91.0%	91.6%	91.2%	91.2%	91.7%	91.7%	91.8%	91.6%	91.6%
Weighted Average Occupancy	90.1%	89.9%	89.8%	89.9%	89.3%	89.7%	91.5%	90.4%	90.6%	90.7%	90.8%
Change in Net Operating Income (over prior year period)	4.6%	2.2%	7.7%	3.6%	0.6%	3.6%	5.2%	1.6%	1.1%	6.2%	3.3%
Change in Cash-Basis Net Operating Income (over prior year period)	3.9%	10.2%	15.0%	12.8%	11.1%	12.3%	15.9%	5.2%	1.2%	8.2%	7.3%

Development Pipeline
Estimated Project Costs (in thousands) (3)	$283,600	$181,075	$181,075	$182,575	$226,575	$226,575	$100,475	$161,975	$306,500	$261,500	$261,500
Estimated Project Costs (3) / Total Undepreciated Assets	9.9%	6.2%	6.1%	5.7%	7.0%	7.0%	3.0%	4.7%	8.6%	7.6%	7.6%

Market Capitalization (4)
Common Stock Price (period end)	$10.30	$11.47	$12.45	$11.95	$11.42	$11.42	$10.60	$10.38	$9.22	$9.43	$9.43
Common Shares Outstanding (period end in thousands)	189,666	198,423	198,474	216,509	216,513	216,513	216,470	216,686	214,671	211,513	211,513
Equity Market Capitalization (in thousands)	$1,953,560	$2,275,912	$2,471,001	$2,587,283	$2,472,578	$2,472,578	$2,294,582	$2,249,201	$1,979,267	$1,994,568	$1,994,568
Preferred Stock (in thousands)	94,775	94,775	—	—	—	—	—	—	—	—	—
Debt (in thousands)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017
Total Market Capitalization (in thousands)	$2,906,918	$3,184,703	$3,361,094	$3,482,901	$3,480,080	$3,480,080	$3,361,958	$3,324,214	$2,986,031	$2,941,585	$2,941,585

Cousins Properties Incorporated	3	Q4 2015 Supplemental Information

KEY PERFORMANCE METRICS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015

Credit Ratios (4)
Debt/Total Market Capitalization	29.5%	25.6%	26.5%	25.7%	29.0%	29.0%	31.7%	32.3%	33.7%	32.2%	32.2%
Debt/Total Undepreciated Assets	30.0%	27.6%	29.5%	27.5%	29.5%	29.5%	30.7%	30.6%	28.3%	27.5%	27.5%
Fixed Charges Coverage	2.64	3.56	4.00	4.61	4.98	4.27	4.67	4.54	5.19	4.98	4.84
Debt/Annualized EBITDA	4.72	4.31	4.48	4.37	4.05	4.05	4.77	4.86	4.02	4.00	4.00

Dividend Information (4)
Common Dividend per Share	$0.18	$0.075	$0.075	$0.075	$0.075	$0.30	$0.08	$0.08	$0.08	$0.08	$0.32
FFO Payout Ratio	35.3%	39.3%	41.6%	39.0%	31.4%	37.3%	37.8%	38.3%	33.0%	35.0%	35.9%
FAD Payout Ratio	61.6%	61.1%	69.4%	68.9%	51.1%	61.6%	67.8%	71.5%	54.8%	58.8%	62.6%

Operations Ratios (4)
Annualized General and Administrative Expenses/Total Undepreciated Assets	0.77%	0.76%	0.78%	0.62%	0.40%	0.58%	0.41%	0.67%	0.33%	0.53%	0.50%

Additional Information (4)
Straight Line Rental Revenue	$12,826	$7,648	$5,001	$4,169	$5,275	$22,093	$6,285	$5,786	$4,623	$3,315	$20,009
Above and Below Market Rents Amortization	$3,785	$1,952	$2,027	$1,933	$2,135	$8,047	$2,030	$1,973	$2,030	$1,948	$7,981
Second Generation Capital Expenditures	$16,414	$3,295	$7,317	$12,023	$12,419	$35,054	$12,139	$13,259	$14,208	$14,608	$54,214

(1) See Office Leasing Activity on page 13 herein for additional detail and explanations.
(2) Same Property Information is derived from the pool of office properties, as defined, in the period originally reported. See Same Property Performance on page 12 and Non-GAAP Financial Measures - Calculations and Reconciliations on page 25 for additional information.
(3) Cousins' share of development expenditures.
(4) See Non-GAAP Financial Measures - Calculations and Reconciliations.

Cousins Properties Incorporated	4	Q4 2015 Supplemental Information

KEY PERFORMANCE METRICS

(1) Total rentable square feet is based on the total portfolio.
(2) Office properties only.

Note: See additional information included herein for calculations, definitions, and reconciliations to GAAP financial measures.

Cousins Properties Incorporated	5	Q4 2015 Supplemental Information

FUNDS FROM OPERATIONS - SUMMARY

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015
	(in thousands, except per share amounts)
Net Operating Income
Office	122,503	47,598	48,821	52,691	57,441	206,551	56,734	59,269	59,329	59,878	235,210
Other	15,577	2,420	2,467	2,421	1,812	9,122	1,319	1,505	1,487	1,711	6,022
Total Net Operating Income	138,080	50,018	51,288	55,112	59,253	215,673	58,053	60,774	60,816	61,589	241,232
Sales Less Cost of Sales	1,464	160	1,373	82	2,295	3,910	810	(324)	3,016	403	3,905
Fee Income	10,890	2,339	2,025	1,803	6,353	12,520	1,816	1,704	1,686	2,091	7,297
Other Income	8,693	1,943	2,484	559	415	5,401	407	238	845	961	2,451

Reimbursed Expenses	(5,216)	(932)	(988)	(783)	(949)	(3,652)	(1,111)	(717)	(686)	(916)	(3,430)
General and Administrative Expenses	(21,940)	(5,695)	(5,756)	(5,022)	(3,499)	(19,972)	(3,595)	(5,936)	(2,971)	(4,597)	(17,099)
Interest Expense	(29,672)	(9,012)	(8,813)	(8,660)	(9,989)	(36,474)	(9,498)	(9,696)	(9,518)	(9,466)	(38,178)
Other Expenses	(11,217)	(678)	(917)	(1,170)	(2,059)	(4,824)	(476)	(431)	(307)	(546)	(1,760)
Income Tax Benefit (Provision)	23	12	9	(1)	—	20	—	—	—	—	—
Depreciation and Amortization of Non-Real Estate Assets	(787)	(196)	(213)	(244)	(260)	(913)	(471)	(374)	(414)	(410)	(1,669)
Preferred Stock Dividends and Original Issuance Costs	(12,664)	(1,777)	(4,708)	—	—	(6,485)	—	—	—	—	—
FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935	45,238	52,467	49,109	192,749
Weighted Average Shares - Basic	144,255	191,739	198,440	209,839	216,511	204,216	216,568	216,630	216,261	213,872	215,827
Weighted Average Shares - Diluted	144,420	191,952	198,702	210,111	216,733	204,460	216,754	216,766	216,374	213,978	215,979
FFO per Share - Basic and Diluted	0.53	0.19	0.18	0.20	0.24	0.81	0.21	0.21	0.24	0.23	0.89

Cousins Properties Incorporated	6	Q4 2015 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015
	(in thousands, except per share amounts)
Net Operating Income
Office Consolidated Properties
Greenway Plaza	24,606	18,202	19,295	20,356	19,526	77,379	18,403	18,916	19,544	19,688	76,551
Post Oak Central	15,593	5,564	5,886	6,032	5,955	23,437	6,675	6,516	6,495	6,973	26,659
Northpark Town Center	—	—	—	—	5,794	5,794	5,825	5,651	5,127	5,797	22,400
191 Peachtree Tower	16,040	4,198	4,650	4,115	4,046	17,009	4,082	4,060	4,173	4,706	17,021
Fifth Third Center	—	—	—	2,196	3,435	5,631	3,641	3,709	3,770	3,836	14,956
Promenade	9,568	2,772	2,792	3,030	2,841	11,435	3,542	3,581	3,623	3,239	13,985
The American Cancer Society Center	11,539	2,992	3,022	3,329	3,030	12,373	3,114	3,206	3,039	3,073	12,432
Colorado Tower	—	—	—	—	—	—	328	1,797	2,156	2,487	6,768
816 Congress Avenue	4,029	1,536	1,740	1,862	1,854	6,992	1,858	2,117	2,268	2,283	8,526
Meridian Mark Plaza	4,111	908	1,008	898	914	3,728	918	954	946	959	3,777
100 North Point Center East	1,104	320	350	380	396	1,444	409	419	459	433	1,720
Other (2)	16,034	5,733	4,923	5,578	5,135	21,369	3,308	3,854	3,085	1,678	11,925
Subtotal - Office Consolidated	102,624	42,225	43,666	47,776	52,926	186,591	52,103	54,780	54,685	55,152	216,720

Office Unconsolidated Properties
Terminus 100	6,892	1,973	1,875	1,831	1,876	7,555	1,922	1,754	1,780	1,812	7,268
Terminus 200	4,278	1,235	1,466	1,449	1,354	5,504	1,436	1,442	1,575	1,616	6,069
Emory University Hospital Midtown Medical Office Tower	3,874	998	962	1,008	992	3,960	987	996	992	999	3,974
Gateway Village (1)	1,208	302	302	302	302	1,208	302	302	302	302	1,208
Other	(61)	(15)	(12)	(15)	(9)	(51)	(5)	(5)	(5)	(3)	(18)
Subtotal - Office Unconsolidated	16,191	4,493	4,593	4,575	4,515	18,176	4,642	4,489	4,644	4,726	18,501

Discontinued Operations	3,688	880	562	340	—	1,782	(11)	—	—	—	(11)

Total Office Net Operating Income	122,503	47,598	48,821	52,691	57,441	206,551	56,734	59,269	59,329	59,878	235,210

Other
Consolidated Properties (2)	1,293	402	407	396	178	1,383	(24)	10	—	205	191

Unconsolidated Properties
Emory Point Apartments (Phase I)	2,300	1,118	1,181	1,200	1,148	4,647	1,071	1,244	1,213	1,171	4,699
Emory Point Retail (Phase I)	1,211	321	312	257	190	1,080	281	255	222	136	894
Emory Point Apartments (Phase II)	—	—	—	—	—	—	—	—	1	180	181
Emory Point Retail (Phase II)	—	—	—	—	—	—	—	—	56	24	80
Other (2)	8,061	567	562	569	295	1,993	(6)	(4)	(5)	(5)	(20)
Subtotal - Other	11,572	2,006	2,055	2,026	1,633	7,720	1,346	1,495	1,487	1,506	5,834

Discontinued Operations	2,712	12	5	(1)	1	19	(3)	—	—	—	(3)

Total Other Net Operating Income	15,577	2,420	2,467	2,421	1,812	9,122	1,319	1,505	1,487	1,711	6,022

Total Net Operating Income	138,080	50,018	51,288	55,112	59,253	215,673	58,053	60,774	60,816	61,589	241,232

Cousins Properties Incorporated	7	Q4 2015 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (continued)
FROM OPERATIONS - DETAIL
FUNDS FROM OPERATIONS - DETAIL

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015
	(in thousands, except per share amounts)
Sales Less Cost of Sales
Land Sales Less Cost of Sales - Consolidated	1,353	160	1,326	82	135	1,703	810	(566)	978	403	1,625
Land Sales Less Cost of Sales - Unconsolidated	111	—	47	—	2,160	2,207	—	242	2,038	—	2,280
Total Sales Less Cost of Sales	1,464	160	1,373	82	2,295	3,910	810	(324)	3,016	403	3,905

Fee Income
Development Fees	3,102	937	541	571	5,216	7,265	308	461	531	478	1,778
Management Fees (3)	7,223	1,315	1,446	1,203	1,118	5,082	1,503	1,184	1,128	1,373	5,188
Leasing & Other Fees	565	87	38	29	19	173	5	59	27	240	331
Total Fee Income	10,890	2,339	2,025	1,803	6,353	12,520	1,816	1,704	1,686	2,091	7,297

Other Income
Termination Fees	2,952	1,843	2,210	280	240	4,573	193	28	499	547	1,267
Termination Fees - Discontinued Operations	—	—	2	—	—	2	—	—	—		—
Interest and Other Income	5,213	72	44	116	29	261	55	22	222	138	437
Interest and Other Income - Discontinued Operations	15	—	—	8	(4)	4	—	—	—	—	—
Other - Unconsolidated	513	28	228	155	150	561	159	188	124	276	747
Total Other Income	8,693	1,943	2,484	559	415	5,401	407	238	845	961	2,451

Reimbursed Expenses	(5,216)	(932)	(988)	(783)	(949)	(3,652)	(1,111)	(717)	(686)	(916)	(3,430)

General and Administrative Expenses	(22,460)	(5,695)	(5,756)	(5,022)	(3,499)	(19,972)	(3,595)	(5,936)	(2,971)	(4,597)	(17,099)

Interest Expense
Consolidated Debt
The American Cancer Society Center	(8,813)	(2,158)	(2,175)	(2,192)	(2,185)	(8,710)	(2,131)	(2,147)	(2,164)	(2,157)	(8,599)
Post Oak Central	(2,618)	(2,044)	(2,036)	(2,028)	(2,019)	(8,127)	(2,010)	(2,001)	(1,992)	(1,983)	(7,986)
Promenade	(1,568)	(1,223)	(1,216)	(1,209)	(1,202)	(4,850)	(1,194)	(1,187)	(1,180)	(1,173)	(4,734)
Unsecured Credit Facility	(2,260)	(575)	(616)	(705)	(1,458)	(3,354)	(966)	(1,072)	(1,089)	(962)	(4,089)
191 Peachtree Tower	(3,483)	(861)	(861)	(861)	(861)	(3,444)	(861)	(861)	(861)	(861)	(3,444)
816 Congress Avenue	—	—	—	—	(709)	(709)	(817)	(818)	(817)	(817)	(3,269)
Meridian Mark Plaza	(1,587)	(393)	(391)	(390)	(388)	(1,562)	(387)	(385)	(384)	(382)	(1,538)
The Points at Waterview	(903)	(221)	(219)	(217)	(215)	(872)	(213)	(211)	(209)	(8)	(641)
Other	(995)	(65)	(66)	(65)	(38)	(234)	—	—	—	—	—
Capitalized	518	373	610	850	919	2,752	902	813	1,023	839	3,577
Subtotal - Consolidated	(21,709)	(7,167)	(6,970)	(6,817)	(8,156)	(29,110)	(7,677)	(7,869)	(7,673)	(7,504)	(30,723)

Unconsolidated Debt
Terminus 100	(3,193)	(879)	(875)	(872)	(868)	(3,494)	(865)	(861)	(857)	(853)	(3,436)
Terminus 200	(1,369)	(390)	(390)	(390)	(390)	(1,560)	(390)	(390)	(390)	(390)	(1,560)
Emory University Hospital Midtown Medical Office Tower	(1,358)	(334)	(334)	(334)	(334)	(1,336)	(334)	(334)	(333)	(332)	(1,333)
Emory Point	(867)	(242)	(244)	(247)	(241)	(974)	(232)	(242)	(265)	(387)	(1,126)
Other	(1,176)	—	—	—	—	—	—	—	—	—	—
Subtotal - Unconsolidated	(7,963)	(1,845)	(1,843)	(1,843)	(1,833)	(7,364)	(1,821)	(1,827)	(1,845)	(1,962)	(7,455)

Total Interest Expense	(29,672)	(9,012)	(8,813)	(8,660)	(9,989)	(36,474)	(9,498)	(9,696)	(9,518)	(9,466)	(38,178)

Cousins Properties Incorporated	8	Q4 2015 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (continued)
FROM OPERATIONS - DETAIL
FUNDS FROM OPERATIONS - DETAIL

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015
	(in thousands, except per share amounts)
Other Expenses
Noncontrolling Interests	(1,671)	(156)	(129)	(92)	(47)	(424)	—	—	—	(111)	(111)
Property Taxes and Other Holding Costs	(1,570)	(271)	(276)	(288)	(388)	(1,223)	(287)	(242)	(141)	(158)	(828)
Predevelopment & Other	(492)	(229)	(363)	(146)	(1,309)	(2,047)	(106)	(187)	(147)	(82)	(522)
Acquisition and Related Costs	(7,484)	(22)	(149)	(644)	(315)	(1,130)	(83)	(2)	(19)	(195)	(299)
Total Other Expenses	(11,217)	(678)	(917)	(1,170)	(2,059)	(4,824)	(476)	(431)	(307)	(546)	(1,760)

Income Tax Provision (Benefit)	23	12	9	(1)	—	20	—	—	—	—	—

Depreciation and Amortization of Non-Real Estate Assets
Consolidated	(753)	(185)	(201)	(232)	(249)	(867)	(423)	(374)	(414)	(410)	(1,621)
Unconsolidated	(34)	(11)	(12)	(12)	(11)	(46)	(48)	—	—	—	(48)
Total Non-Real Estate Depreciation and Amortization	(787)	(196)	(213)	(244)	(260)	(913)	(471)	(374)	(414)	(410)	(1,669)

Preferred Stock Dividends and Original Issuance Costs	(12,664)	(1,777)	(4,708)	—	—	(6,485)	—	—	—	—	—

FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935	45,238	52,467	49,109	192,749
Weighted Average Shares - Basic	144,255	191,739	198,440	209,839	216,511	204,216	216,568	216,630	216,261	213,872	215,827
Weighted Average Shares - Diluted	144,420	191,952	198,702	210,111	216,733	204,460	216,754	216,766	216,374	213,978	215,979
FFO per Share - Basic and Diluted	0.53	0.19	0.18	0.20	0.24	0.81	0.21	0.21	0.24	0.23	0.89

Note: Amounts may differ slightly from other schedules contained herein due to rounding.
(1) The Company receives an 11.46% current return on its $11.1 million investment in Gateway Village and recognizes this amount as NOI from this venture. See Joint Venture Information included herein for further details.

(2) Represents NOI for properties sold prior to December 31, 2015.
(3) Management Fees include reimbursement of expenses that are included in the "Reimbursed Expenses" line item.

Cousins Properties Incorporated	9	Q4 2015 Supplemental Information

PORTFOLIO STATISTICS

						Company's Share
	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 4Q15	End of Period Leased 3Q15	Weighted Average Occupancy 4Q15	Weighted Average Occupancy 3Q15	% of Total Net Operating Income (1)	Property Level Debt ($000)
	Office
	Greenway Plaza (2)	Houston	4,348,000	Consolidated	100%	89.8%	89.3%	88.7%	88.8%	33%	$—
	Post Oak Central (2)	Houston	1,280,000	Consolidated	100%	95.4%	96.0%	95.7%	95.1%	12%	181,770
	Colorado Tower	Austin	373,000	Consolidated	100%	100.0%	100.0%	76.8%	73.4%	4%	—
	816 Congress	Austin	435,000	Consolidated	100%	93.4%	95.2%	91.6%	85.1%	4%	85,000
	Research Park V (3)	Austin	173,000	Consolidated	100%	29.9%	—%	—%	—%	—%	—
	Texas		6,609,000							53%	266,770

	Northpark Town Center (2)	Atlanta	1,528,000	Consolidated	100%	84.5%	85.2%	85.2%	86.0%	10%	—
	191 Peachtree Tower	Atlanta	1,225,000	Consolidated	100%	91.5%	93.9%	89.4%	88.7%	8%	100,000
	Promenade	Atlanta	777,000	Consolidated	100%	93.0%	94.2%	91.0%	90.6%	5%	108,203
	The American Cancer Society Center	Atlanta	996,000	Consolidated	100%	86.6%	86.5%	86.6%	86.5%	5%	129,342
	Terminus 100	Atlanta	659,000	Unconsolidated	50%	92.3%	90.9%	90.5%	90.3%	3%	64,608
	Terminus 200	Atlanta	566,000	Unconsolidated	50%	92.2%	92.2%	90.4%	87.8%	3%	41,000
	Meridian Mark Plaza	Atlanta	160,000	Consolidated	100%	98.2%	97.7%	97.7%	97.9%	2%	24,978
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	Unconsolidated	50%	98.8%	98.8%	99.7%	100.0%	2%	37,143
	100 North Point Center East (4)	Atlanta	129,000	Consolidated	100%	99.9%	99.9%	99.9%	99.9%	1%	—
	Georgia		6,398,000							39%	505,274

	Fifth Third Center	Charlotte	698,000	Consolidated	100%	94.6%	93.9%	84.5%	83.6%	6%	—
	Gateway Village	Charlotte	1,065,000	Unconsolidated	50%	100.0%	100.0%	100.0%	100.0%	—%	8,768
	North Carolina		1,763,000							6%	8,768
	Total Office Properties		14,770,000							98%	$780,812
	Other
	Emory Point Apartments (Phase I) (5)	Atlanta	404,000	Unconsolidated	75%	95.7%	96.2%	96.0%	94.9%	2%	36,123
	Emory Point Retail (Phase I)	Atlanta	80,000	Unconsolidated	75%	84.7%	76.8%	76.8%	80.9%	—%	7,399
	Emory Point Retail (Phase II)	Atlanta	45,000	Unconsolidated	75%	69.1%	69.1%	64.7%	51.3%	—%	4,602
	Emory Point Apartments (Phase II) (5)	Atlanta	257,000	Unconsolidated	75%	42.7%	34.2%	36.4%	24.2%	—%	26,081
	Total Other		786,000							2%	$74,205
	Total Portfolio		15,556,000							100%	$855,017

(1)	Net Operating Income represents the Company's share of rental property revenues less rental property operating expenses. Calculation is based on amounts for the three months ended December 31, 2015.
(2)	Contains multiple buildings that are grouped together for reporting purposes.
(3)	Research Park V became operational on December 1, 2015.
(4)	100 North Point Center East was sold in January 2016.
(5)	Phase I consists of 443 units and Phase II consists of 307 units.

Cousins Properties Incorporated	10	Q4 2015 Supplemental Information

PORTFOLIO STATISTICS

Cousins Properties Incorporated	11	Q4 2015 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

	Net Operating Income ($ in thousands)
	Three Months Ended
	December 31, 2015	December 31, 2014	September 30, 2015	4Q15 vs. 4Q14 % Change	4Q15 vs. 3Q15% Change
Property Revenues (2)	$71,233	$74,958	$73,859	(5.0)%	(3.6)%
Property Operating Expenses (2)	27,866	34,127	31,390	(18.3)%	(11.2)%
Property Net Operating Income	$43,367	$40,831	$42,469	6.2%	2.1%

Cash Basis Property Revenues (3)	$68,451	$71,646	$70,273	(4.5)%	(2.6)%
Cash Basis Property Operating Expenses (4)	27,871	34,129	31,376	(18.3)%	(11.2)%
Cash Basis Property Net Operating Income	$40,580	$37,517	$38,897	8.2%	4.3%

End of Period Leased	91.6%	93.6%	91.8%
Weighted Average Occupancy	90.7%	91.1%	90.5%

	Year Ended
	December 31, 2015	December 31, 2014	% Change
Property Revenues (2)	$288,092	$286,828	0.4%
Property Operating Expenses (2)	119,148	123,238	(3.3)%
Property Net Operating Income	$168,944	$163,590	3.3%

Cash Basis Property Revenues (3)	$273,538	$267,160	2.4%
Cash Basis Property Operating Expenses (4)	119,150	123,247	(3.3)%
Cash Basis Property Net Operating Income	$154,388	$143,913	7.3%

(1)
Same Properties include those office properties that were operational and stabilized on January 1, 2014, excluding properties subsequently sold. Properties included in this reporting period are as follows:

Greenway Plaza The American Cancer Society Center Promenade
Post Oak Central Terminus 100 Meridian Mark Plaza
191 Peachtree Tower Terminus 200 Emory University Hospital Midtown Medical Office Tower
Gateway Village
(2)	Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3)
Cash Basis Same Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Property Revenues, excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(4)
Cash Basis Same Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Property Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

Cousins Properties Incorporated	12	Q4 2015 Supplemental Information

OFFICE LEASING ACTIVITY(1)

	Three Months Ended December 31, 2015				Year Ended December 31, 2015
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased (square feet)				1,904,265				3,783,982
Less: Leases one year or less, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(664,248)				(811,769)
Net leased (square feet)	113,735	1,079,901	46,381	1,240,017	1,031,832	1,823,532	116,849	2,972,213
Number of transactions	9	20	6	35	55	69	20	144
Lease term (years) (2)(3)	10.0	9.3	8.3	9.3	8.2	8.1	6.8	8.1

Net rent (per square foot) (2)(3)(4)	$24.42	$13.74	$24.70	$15.13	$22.49	$16.72	$23.31	$18.30
Total leasing costs (per square foot) (2)(3)(5)	(8.14)	(0.73)	(7.46)	(1.66)	(6.78)	(2.51)	(6.65)	(3.64)
Net effective rent (per square foot) (2)(3)	$16.28	$13.01	$17.24	$13.47	$15.71	$14.21	$16.66	$14.66

Second generation leased square feet (3)(6)(8)				201,839				1,096,460
Increase in second generation net rent (3)(4)(6)(8)				38.5%				36.7%
Increase in cash basis second generation net rent (3)(6)(7)(8)				23.8%				19.8%

(1) Excludes apartment and retail leasing.
(2) Excludes NCR lease of 485,000 square feet due to final financial terms not being determined until construction completion.
(3) Weighted average.
(4) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(5) Includes tenant improvements, external leasing commissions, and free rent.
(6) Excludes leases executed for spaces that were vacant upon acquisition, new leases in development properties, and leases for spaces that have been vacant for one year or more.
(7) Represents increase in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant. For early renewals, represents increase in net rent at the end of the term of the original lease compared to net rent at the beginning of the extended term of the lease.

(8) Excludes the renewal of the Bank of America lease at Gateway Village of 922,684 square feet.

Cousins Properties Incorporated	13	Q4 2015 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year

Year of Expiration	Square Feet Expiring (1)	% of Leased Space	Annual Contractual Rents ($000's) (1)(2)	% of Total Annual Contractual Rents	Annual Contractual Rent/Sq. Ft. (2)

2016	657,081	5.3%	$12,454	4.2%	$18.95
2017	877,583	7.2%	18,904	6.5%	21.54
2018	602,005	4.9%	13,882	4.8%	23.06
2019	1,576,714	13.0%	35,505	12.2%	22.52
2020	761,835	6.3%	17,501	6.0%	22.97
2021	1,204,654	9.9%	30,115	10.3%	25.00
2022	1,309,819	10.8%	31,009	10.6%	23.67
2023	1,497,307	12.3%	34,083	11.7%	22.76
2024	731,773	6.0%	20,878	7.2%	28.53
2025 &Thereafter	2,954,394	24.3%	77,377	26.5%	26.19

Total	12,173,165	100.0%	$291,708	100.0%	$23.96

Lease Expirations Greater than 100,000 Square Feet Through Year End 2019

Expiration Date	Tenant	Market	Building	Square Feet Expiring (1)
January 2019	National Union Fire Insurance Company	Atlanta	Northpark Town Center	105,362
September 2019	Stewart Information Services	Houston	Post Oak Central	215,553
December 2019	Apache Corporation	Houston	Post Oak Central	524,342

(1) Company's share.
(2) Annual Contractual Rent shown is the rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which may or may not include a base year of operating expenses depending upon the terms of the lease.

Cousins Properties Incorporated	14	Q4 2015 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year
Square Feet
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
657,081
877,583
602,005
1,576,714
761,835
1,204,654
1,309,819
1,497,307
731,773
2,954,394
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025 & Thereafter

Note: Company's share

Cousins Properties Incorporated	15	Q4 2015 Supplemental Information

TOP 20 OFFICE TENANTS

	Tenant (1)	Company's Share of Square Footage	Company's Share of Annualized Base Rent	Percentage of Total Company's Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years) (3)
1	Occidental Oil & Gas Corp.	961,491	$18,410,471	8%	11
2	Apache Corporation	524,342	9,096,820	4%	4
3	Invesco Management Group, Inc.	400,332	6,626,873	3%	8
4	Bank of America (4)	829,923	5,831,104	2%	9
5	McGuireWoods LLP	198,648	5,617,946	2%	11
6	Deloitte, LLP	259,998	5,397,558	2%	8
7	Transocean Offshore Deepwater	250,450	5,247,936	2%	7
8	Smith, Gambrell & Russell, LLP	159,136	4,863,347	2%	6
9	American Cancer Society, Inc.	275,160	4,790,538	2%	7
10	Stewart Information Services Corporation	219,131	4,227,886	2%	4
11	US South Communications	221,197	4,008,058	2%	5
12	CO Space Properties, LLC	120,298	3,522,607	2%	4
13	Direct Energy	197,422	3,300,530	1%	7
14	National Union Fire Insurance Company	120,830	3,252,818	1%	3
15	Northside Hospital	101,326	2,930,314	1%	7
16	Parsley Energy, L.P.	86,739	2,515,431	1%	9
17	Gulf South Pipeline Company LP	98,616	2,366,784	1%	8
18	Emory University	90,093	2,202,049	1%	12
19	Thompson, Ventulett, Stainback & Assoc	67,418	2,104,790	1%	8
20	GDF SUEZ Energy North America	134,602	2,092,596	1%	4
	Total Top 20	5,317,152	$98,406,456	41%	8

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent which may or may not include a base year of operating expenses depending upon the terms of the lease.

(3)	Weighted average.
(4)	A portion of the Company's economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.
Note:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

Cousins Properties Incorporated	16	Q4 2015 Supplemental Information

TENANT INDUSTRY DIVERSIFICATION

Percentage of Total Revenues (1)

Financial 16.7%
Legal 12.0%
Energy 22.9%
Technology 9.6%
Health Care 7.6%
Insurance 5.2%
Professional Services 5.9%
Real Estate 3.2%
Construction/Design 3.5%
Other 3.3%
Consumer Goods & Services 5.3%
Marketing/Media/Creative 1.9%
Transportation 0.8%
Government 1.4%
Non Profit 0.7%

(1) Based on total portfolio holdings.

Cousins Properties Incorporated	17	Q4 2015 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Acquisitions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Purchase Price ($ in thousands)

2014
Fifth Third Center	Office	Charlotte	100.0%	3Q	698,000	$215,000
Northpark Town Center	Office	Atlanta	100.0%	4Q	1,528,000	348,000

2013
Post Oak Central	Office	Houston	100.0%	1Q	1,280,000	230,900
Terminus 200	Office	Atlanta	50.0%	1Q	566,000	164,000
816 Congress	Office	Austin	100.0%	2Q	435,000	102,400
Greenway Plaza	Office	Houston	100.0%	3Q	4,348,000	950,000
777 Main	Office	Fort Worth	100.0%	3Q	980,000	160,000

2012
2100 Ross	Office	Dallas	100.0%	3Q	844,000	59,200

2011
Promenade	Office	Atlanta	100.0%	4Q	777,000	134,700

					11,456,000	$2,364,200

Completed Property Developments

Project	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Total Project Cost ($ in thousands)

2015
Colorado Tower	Office	Austin	100.0%	1Q	373,000	$126,100
Emory Point - Phase II	Mixed	Atlanta	75.0%	3Q	302,000	75,400
Research Park V	Office	Austin	100.0%	4Q	173,000	45,000

2013
Emory Point - Phase I	Mixed	Atlanta	75.0%	4Q	484,000	102,300

2012
Mahan Village	Retail	Tallahassee	50.5%	4Q	147,000	25,800

					1,479,000	$374,600

Cousins Properties Incorporated	18	Q4 2015 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Dispositions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Sales Price ($ in thousands)
2015
2100 Ross	Office	Dallas	100.0%	3Q	844,000	$131,000
200, 333, and 555 North Point Center East	Office	Atlanta	100.0%	4Q	411,000	70,300
The Points at Waterview	Office	Dallas	100.0%	4Q	203,000	26,800

2014
600 University Park Place	Office	Birmingham	100.0%	1Q	123,000	19,700
Lakeshore Park Plaza	Office	Birmingham	100.0%	3Q	197,000	25,000
Mahan Village	Retail	Florida	50.5%	4Q	147,000	29,500
Cousins Watkins LLC	Retail	Other	50.5%	4Q	339,000	79,500
777 Main	Office	Fort Worth	100.0%	4Q	980,000	167,000

2013
Terminus 100	Office	Atlanta	100.0%	1Q	656,000	209,200
Tiffany Springs MarketCenter	Retail	Kansas City	88.5%	3Q	238,000	53,500
The Avenue Murfreesboro	Retail	Nashville	50.0%	3Q	752,000	164,000
CP Venture Two LLC	Retail	Other	10.3%	3Q	934,000	226,100
CP Venture Five LLC	Retail	Other	11.5%	3Q	1,179,000	296,200
Inhibitex	Office	Atlanta	100.0%	4Q	51,000	8,300

2012
The Avenue Collierville	Retail	Memphis	100.0%	2Q	511,000	55,000
Galleria 75	Office	Atlanta	100.0%	2Q	111,000	9,200
Ten Peachtree Place	Office	Atlanta	50.0%	2Q	260,000	45,300
The Avenue Web Gin	Retail	Atlanta	100.0%	4Q	322,000	59,600
The Avenue Forsyth	Retail	Atlanta	88.5%	4Q	524,000	119,000
Cosmopolitan Center	Office	Atlanta	100.0%	4Q	51,000	7,000
Palisades West	Office	Austin	50.0%	4Q	373,000	64,800
Presbyterian Medical Plaza	Office	Charlotte	11.5%	4Q	69,000	4,500

2011
Jefferson Mill	Industrial	Atlanta	75.0%	1Q	459,000	22,000
One Georgia Center	Office	Atlanta	88.5%	3Q	376,000	48,600
King Mill	Industrial	Atlanta	75.0%	4Q	796,000	28,300
Lakeside Ranch	Industrial	Dallas	100.0%	4Q	749,000	28,400
					11,655,000	$1,997,800

Cousins Properties Incorporated	19	Q4 2015 Supplemental Information

DEVELOPMENT PIPELINE (1)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Square Feet /Apartment Units	Estimated Project Cost (2) ($ in thousands)	Project Cost Incurred to Date (2) ($ in thousands)	Percent Leased	Initial Occupancy (3)	Estimated Stabilization (4)

Carolina Square	Mixed	Chapel Hill, NC	50%	2Q15		$123,000	$14,698
Office					159,000			67%	2Q17	2Q18
Retail					43,000			—%	2Q17	2Q18
Apartments					246			—%	2Q17	2Q18

NCR Phase I	Office	Atlanta, GA	100%	3Q15	485,000	200,000	27,890	100%	1Q18	1Q18

Total						$323,000	$42,588

(1)
This schedule shows projects currently under active development through the substantial completion of construction. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs, and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.

(2)
Amount represents 100% of the estimated project cost. Carolina Square is expected to be funded with a combination of equity from the partners and up to $80.0 million from a construction loan, which has no outstanding balance as of December 31, 2015.

(3)	Represents the quarter which the Company estimates the first tenant occupies space.
(4)	Stabilization represents the earlier of the quarter in which the Company estimates it will achieve 90% economic occupancy or one year from initial occupancy.

Cousins Properties Incorporated	20	Q4 2015 Supplemental Information

LAND INVENTORY

	Metropolitan Area	Company's Ownership Interest	Total Developable Land (Acres)	Company's Share
Commercial

North Point	Atlanta	100.0%	32
Wildwood Office Park	Atlanta	50.0%	22
The Avenue Forsyth-Adjacent Land	Atlanta	100.0%	10
NCR Phase II (1)	Atlanta	100.0%	1
Georgia			65

Victory Center	Dallas	75.0%	3
Texas			3

Commercial Land Held (Acres)			68	56
Cost Basis of Commercial Land Held			$39,364	$20,577

Residential (2)

Paulding County	Atlanta	50.0%	478
Callaway Gardens (3)	Atlanta	100.0%	218
Georgia			696

Padre Island	Corpus Christi	50.0%	15
Texas			15

Residential Land Held (Acres)			711	465
Cost Basis of Residential Land Held			$11,899	$8,363

Grand Total Land Held (Acres)			779	521
Grand Total Cost Basis of Land Held			$51,263	$28,940

(1)	Represents land adjacent to NCR Development project. Upon completion of the NCR development project, NCR is required to pay rent on this land.
(2)	Residential represents land that may be sold to third parties as lots or in large tracts for residential development.
(3)	Company's ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. See Joint Venture Information included herein for further details.

Cousins Properties Incorporated	21	Q4 2015 Supplemental Information

DEBT SCHEDULE

				Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest	Rate at End of Quarter	Maturity Date	2016	2017	2018	2019	2020	Thereafter	Total	Company's Share Recourse (1)
Consolidated Debt

Floating Rate Debt
Credit Facility, Unsecured (LIBOR + 1.10%-1.45%; $500mm facility)(2)	100.0%	1.53%	5/28/19	$—	$—	$—	$92,000	$—	$—	$92,000	$92,000
Total Floating Rate Debt				—	—	—	92,000	—	—	92,000	92,000

Fixed Rate Debt
The American Cancer Society Center (3)	100.0%	6.45%	9/1/17	1,834	127,508	—	—	—	—	129,342	—
191 Peachtree Tower	100.0%	3.35%	10/1/18	1,305	2,013	96,682	—	—	—	100,000	—
Meridian Mark Plaza	100.0%	6.00%	8/1/20	456	484	514	546	22,978	—	24,978	—
Post Oak Central	100.0%	4.26%	10/1/20	3,485	3,636	3,794	3,959	166,896	—	181,770	—
Promenade	100.0%	4.27%	10/1/22	2,862	2,986	3,116	3,252	3,394	92,593	108,203	—
816 Congress	100.0%	3.75%	11/1/24	128	1,568	1,628	1,690	1,754	78,232	85,000	—
Total Fixed Rate Debt				10,070	138,195	105,734	9,447	195,022	170,825	629,293	—

Total Consolidated Debt				10,070	138,195	105,734	101,447	195,022	170,825	721,293	92,000

Unconsolidated Debt

Floating Rate Debt
Emory Point I (LIBOR + 1.75%) (4)	75.0%	2.18%	10/9/16	43,522	—	—	—	—	—	43,522	—
Emory Point II (LIBOR + 1.85%, $46mm facility) (4)	75.0%	2.28%	10/9/16	30,683	—	—	—	—	—	30,683	3,068
Carolina Square (LIBOR + 1.90%, $79.755mm facility) (5)	50.0%	2.33%	5/1/18	—	—	—	—	—	—	—	—
Total Floating Rate Debt				74,205	—	—	—	—	—	74,205	3,068

Fixed Rate Debt
Gateway Village (6)	50.0%	6.41%	12/1/16	8,768	—	—	—	—	—	8,768	—
Terminus 100	50.0%	5.25%	1/1/23	1,277	1,346	1,418	1,494	1,575	57,498	64,608	—
Terminus 200	50.0%	3.79%	1/1/23	559	770	800	831	863	37,177	41,000	—
Emory University Hospital Midtown Medical Office Tower	50.0%	3.50%	6/1/23	732	758	785	813	842	33,213	37,143	—
Total Fixed Rate Debt				11,336	2,874	3,003	3,138	3,280	127,888	151,519	—

Total Unconsolidated Debt				85,541	2,874	3,003	3,138	3,280	127,888	225,724	3,068

Total Debt				$95,611	$141,069	$108,737	$104,585	$198,302	$298,713	$947,017	$95,068

Total Maturities (7)				$74,205	$127,508	$96,682	$92,000	$189,874	$282,487	$862,756
% of Maturities				15%	21%	16%	15%	1%	32%	100%
Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$166,205	18%	1.84%	2.2
Fixed Rate Debt	780,812	82%	4.55%	5.1
Total Debt	$947,017	100%	4.08%	4.6

(1) Non-recourse loans are subject to customary carve-outs.
(2) Total borrowing capacity of the Credit Facility at December 31, 2015 was $500 million. The spread over LIBOR at December 31, 2015 was 1.10%.
(3) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(4) The Emory Point I and II loans have two one-year extension options, if certain conditions are met.
(5) The Company and Northwood Ravin each guarantee 12.5% of the outstanding loan amount. See Joint Venture information for further details on the Carolina Square venture structure.
(6) See Joint Venture Information for further details on the Gateway Village venture structure. Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(7) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

Cousins Properties Incorporated	22	Q4 2015 Supplemental Information

DEBT SCHEDULE

Debt Maturity Schedule
500,000
400,000
300,000
200,000
100,000
0
$ (in thousands)
74,205
127,508
96,682
92,000
189,874
282,487
2016
2017
2018
2019
2020
Thereafter
Consolidated
Unconsolidated

Cousins Properties Incorporated	23	Q4 2015 Supplemental Information

JOINT VENTURE INFORMATION (1)

		Cash Flows to Cousins			Financial Statement Presentation
Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting
EP I LLC	Emory Point (Phase I)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.	Unconsolidated
EP II LLC	Emory Point (Phase II)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.	Unconsolidated
Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46% through 12/1/16. Thereafter, 50% of operating cash flows.	50% of proceeds after partner receives up to $80.9 million until a 17% leveraged IRR. Thereafter, 20% of remaining proceeds.	Recognize 11.46% of invested capital through 12/1/16. Thereafter, recognize 50% of net income from joint venture.	Unconsolidated
Terminus Office Holdings LLC	Terminus 100, Terminus 200	50% of operating cash flows until partner receives an agreed upon return. Thereafter, receive an additional promoted interest if certain return thresholds are met.	Same as operating cash flow.	Recognize 50% of net income from venture.	Unconsolidated
Carolina Square Holdings LP	Carolina Square	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
HICO Victory Center LP (2)	Land/ Future Office Development	Cousins funds 75% of land and 50% of other expenses in predevelopment stage.	Same as operating cash flow.	Recognize 50% of net income from joint venture.	Unconsolidated (2)
HICO Avalon LLC (2)	Future Office Development	Cousins funds 75% of expenses in predevelopment stage.	Same as operating cash flow.	Recognize 75% of net income from joint venture.	Unconsolidated (2)
CL Realty, L.L.C.	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Temco Associates, LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.	Unconsolidated
Cousins/Callaway LLC	Land	The first $2.0 million of cash flows; 77% of the next $17.7 million of cash flows; 50% of remaining cash flows until a 20% IRR; 40% of remaining cash flows until a 25% IRR; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly-owned property. Recognize noncontrolling interest based on amounts earned by partner.	Consolidated

(1) This schedule includes information on joint venture investments of the Company that have properties under active development, active operations, or have significant assets.
(2) If the partners decide to proceed with construction, the economics of the venture will adjust such that Cousins owns at least 90% of the venture. At that time, the Company expects the venture to be consolidated.

Cousins Properties Incorporated	24	Q4 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015

2nd Generation TI & Leasing Costs & Building CAPEX
Second Generation Leasing Related Costs	12,139	2,745	5,388	12,023	11,031	31,187	11,632	12,294	10,941	11,954	46,821
Second Generation Building Improvements	3,814	550	1,929	—	1,388	3,867	507	965	3,267	2,654	7,393
	15,954	3,295	7,317	12,023	12,419	35,054	12,139	13,259	14,208	14,608	54,214
Net Operating Income

Office Consolidated Properties	102,624	42,225	43,666	47,776	52,926	186,593	52,103	54,780	54,685	55,152	216,720
Other Consolidated Properties	1,299	402	409	396	178	1,385	(24)	10	—	205	191
Net Operating Income - Consolidated	103,923	42,627	44,075	48,172	53,104	187,978	52,079	54,790	54,685	55,357	216,911

Rental Property Revenues	194,420	77,484	80,034	86,857	99,535	343,910	90,033	96,177	96,016	90,842	373,068
Rental Property Operating Expenses	(90,497)	(34,857)	(35,959)	(38,685)	(46,434)	(155,934)	(37,954)	(41,387)	(41,331)	(35,485)	(156,157)
Net Operating Income - Consolidated	103,923	42,627	44,075	48,172	53,101	187,976	52,079	54,790	54,685	55,357	216,911

Income from Discontinued Operations
Rental Property Revenues	10,552	1,356	967	601	4	2,927	4	—	—	—	4
Rental Property Operating Expenses	(4,163)	(464)	(402)	(260)	(2)	(1,128)	(18)	—	—	—	(18)
Net Operating Income	6,389	892	565	341	2	1,799	(14)	—	—	—	(14)

Termination Fees	—	—	2	—	—	2	—	—	—	—	—
Interest and Other Income (Expense)	15	—	—	8	(4)	3	—	(6)	6	(21)	(21)
FFO from Discontinued Operations	6,404	892	567	349	(2)	1,804	(14)	(6)	6	(21)	(35)

Third Party Management and Leasing Revenues	76	—	—	—	—	—	—	—	—	—	—
Third Party Management and Leasing Expenses	(97)	—	—	(1)	(1)	(2)	—	—	—	—	—
FFO from Third Party Management and Leasing	(21)	—	—	(1)	(1)	(2)	—	—	—	—	—

FFO from Discontinued Operations	6,383	892	567	348	(3)	1,802	(14)	(6)	6	(21)	(35)

Depreciation and Amortization of Real Estate	(3,086)	—	—	—	—	—	—	—	—	—	—
Income from Discontinued Operations	3,297	892	567	348	(3)	1,802	(14)	(6)	6	(21)	(35)

Income (Loss) from Unconsolidated Joint Ventures
Net Operating Income
Office Properties	16,195	4,493	4,593	4,575	4,515	18,176	4,642	4,489	4,644	4,726	18,501
Other Properties	11,568	2,006	2,055	2,026	1,633	7,720	1,346	1,495	1,487	1,506	5,834
Net Operating Income	27,763	6,499	6,648	6,601	6,148	25,896	5,988	5,984	6,131	6,232	24,335
Sales Less Cost of Sales	115	—	47	—	2,160	2,207	—	242	2,038	—	2,280
Termination Fees	19	—	72	—	113	185	120	28	271	—	419
Interest Expense	(7,963)	(1,845)	(1,843)	(1,843)	(1,833)	(7,364)	(1,822)	(1,827)	(1,845)	(1,961)	(7,455)
Other Expense	516	28	203	155	150	536	68	106	12	182	368
Depreciation and Amortization of Non-Real Estate Assets	(34)	(11)	(12)	(12)	(11)	(46)	—	—	—	—	—
Funds from Operations - Unconsolidated Joint Ventures	20,416	4,671	5,115	4,901	6,727	21,414	4,354	4,533	6,607	4,453	19,947
Gain on Sale of Depreciated Investment Properties, net	60,344	(387)	—	—	2,154	1,767	—	—	—	—	—
Depreciation and Amortization of Real Estate	(13,435)	(2,998)	(3,088)	(2,870)	(2,957)	(11,913)	(2,743)	(2,772)	(2,891)	(3,239)	(11,645)
Net Income from Unconsolidated Joint Ventures	67,325	1,286	2,027	2,031	5,924	11,268	1,611	1,761	3,716	1,214	8,302

Cousins Properties Incorporated	25	Q4 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015

Market Capitalization
Common Stock price at Period End	10.30	11.47	12.45	11.95	11.42	11.42	10.60	10.38	9.22	9.43	9.43
Number of Common Shares Outstanding at Period End	189,666	198,423	198,474	216,509	216,513	216,513	216,470	216,686	214,671	211,513	211,513
Common Stock Capitalization	1,953,560	2,275,912	2,471,001	2,587,283	2,472,578	2,472,578	2,294,582	2,249,201	1,979,267	1,994,568	1,994,568

Preferred Stock Series B Price at Liquidation Value	94,775	94,775	—	—	—	—	—	—	—	—	—
Preferred Stock at Liquidation Value	94,775	94,775	—	—	—	—	—	—	—	—	—

Debt	630,094	587,442	665,852	671,074	792,344	792,344	721,293	721,293	779,570	721,293	721,293
Share of Unconsolidated Debt	228,489	226,574	224,241	224,544	215,158	215,158	219,428	225,241	227,194	225,724	225,724
Debt (2)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017

Total Market Capitalization	2,906,918	3,184,703	3,361,094	3,482,901	3,480,080	3,480,080	3,361,958	3,324,214	2,986,031	2,941,585	2,941,585

EBITDA (2)
FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935	45,238	52,467	49,109	192,749
Interest Expense	29,672	9,012	8,813	8,660	9,989	36,474	9,498	9,696	9,518	9,466	38,178
Non-Real Estate Depreciation and Amortization	787	196	213	244	260	913	423	374	414	410	1,621
Income Tax Provision (Benefit)	(23)	(12)	(9)	1	—	(20)	—	—	—	—	—
Gain on Sale of Third Party Management & Leasing Business	(4,576)	(7)	—	(5)	15	3	—	—	—	—	—
Acquisition and Related Costs	7,484	22	149	644	315	1,130	83	2	19	195	299
Preferred Stock Dividends and Original Issuance Costs	12,664	1,777	4,708	—	—	6,485	—	—	—	—	—
EBITDA (2)	123,142	47,170	49,658	51,220	62,139	210,189	55,939	55,310	62,418	59,180	232,847

Credit Ratios
Debt (2)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017
Total Market Capitalization	2,906,918	3,184,703	3,361,094	3,482,901	3,480,080	3,480,080	3,361,958	3,324,214	2,986,031	2,941,585	2,941,585
Debt (2) / Total Market Capitalization	29.5%	25.6%	26.5%	25.7%	29.0%	29.0%	31.7%	32.3%	33.7%	32.2%	32.2%

Total Assets - Consolidated	2,273,206	2,294,038	2,280,243	2,533,660	2,667,330	2,667,330	2,684,661	2,597,803	2,635,397	2,597,803	2,597,803
Accumulated Depreciation - Consolidated	257,151	319,865	355,711	376,832	400,593	400,593	435,939	470,360	542,084	463,008	463,008
Undepreciated Assets - Unconsolidated (2)	441,928	446,890	492,640	459,931	450,535	450,535	454,835	466,438	482,606	486,941	486,941
Less: Investment in Unconsolidated Joint Ventures	(107,082)	(107,106)	(111,164)	(111,353)	(100,498)	(100,498)	(100,821)	(103,665)	(103,470)	(102,577)	(102,577)
Total Undepreciated Assets (2)	2,865,203	2,953,687	3,017,430	3,259,070	3,417,960	3,417,960	3,474,614	3,518,599	3,556,617	3,445,175	3,445,175
Debt (2)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017
Undepreciated Assets (2)	2,865,203	2,953,687	3,017,430	3,259,070	3,417,960	3,417,960	3,474,614	3,518,599	3,556,617	3,445,175	3,445,175
Debt (2) / Total Undepreciated Assets (2)	30.0%	27.6%	29.5%	27.5%	29.5%	29.5%	30.7%	30.6%	28.3%	27.5%	27.5%

Cousins Properties Incorporated	26	Q4 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2013	2014 1st	2014 2nd	2014 3rd	2014 4th	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015

Interest Expense	29,672	9,012	8,813	8,660	9,989	36,474	9,498	9,696	9,518	9,466	38,178
Scheduled Principal Payments	7,032	2,445	2,430	2,460	2,501	9,836	2,493	2,477	2,507	2,415	9,892
Preferred Stock Dividends	10,008	1,777	1,178	—	—	2,955	—	—	—	—	—
Fixed Charges	46,712	13,234	12,421	11,120	12,490	49,265	11,991	12,173	12,025	11,881	48,070
EBITDA	123,142	47,170	49,658	51,220	62,139	210,189	55,939	55,310	62,418	59,180	232,847
Fixed Charges Coverage Ratio (2)	2.64	3.56	4.00	4.61	4.98	4.27	4.67	4.54	5.19	4.98	4.84

Debt (2)	858,583	814,016	890,093	895,618	1,007,502	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017
Annualized EBITDA (3)	181,728	188,680	198,632	204,880	248,556	248,556	223,756	221,240	250,260	236,720	236,720
Debt (2) / Annualized EBITDA (3)	4.72	4.31	4.48	4.37	4.05	4.05	4.77	4.86	4.02	4.00	4.00

Dividend Information
Cash Common Dividends	27,192	14,232	14,882	16,236	16,213	61,563	17,349	17,328	17,334	17,185	69,196
FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935	45,238	52,467	49,109	192,749
FFO Payout Ratio	35.3%	39.3%	41.6%	39.0%	31.4%	37.3%	37.8%	38.3%	33.0%	35.0%	35.9%

FFO	77,134	36,182	35,784	41,676	51,560	165,204	45,935	45,238	52,467	49,109	192,749
Straight Line Rental Revenue	(12,826)	(7,648)	(5,001)	(4,169)	(5,275)	(22,093)	(6,285)	(5,786)	(4,623)	(3,315)	(20,009)
Above and Below Market Rents	(3,785)	(1,952)	(2,027)	(1,933)	(2,135)	(8,047)	(2,030)	(1,973)	(2,030)	(1,948)	(7,981)
Second Generation CAPEX	(16,414)	(3,295)	(7,317)	(12,023)	(12,419)	(35,054)	(12,139)	(13,259)	(14,208)	(14,608)	(54,214)
FAD (2)	44,109	23,286	21,439	23,551	31,731	100,010	25,481	24,220	31,606	29,238	110,545
Common Dividends	27,192	14,232	14,882	16,236	16,213	61,563	17,349	17,328	17,334	17,185	69,196
FAD Payout Ratio (2)	61.6%	61.1%	69.4%	68.9%	51.1%	61.6%	67.8%	71.5%	54.8%	58.8%	62.6%

Operations Ratios
Total Undepreciated Assets (2)	2,865,203	2,953,687	3,017,430	3,259,070	3,417,960	3,417,960	3,474,614	3,518,599	3,556,617	3,445,175	3,445,175
General and Administrative Expenses	21,940	5,611	5,756	5,022	3,398	19,787	3,595	5,936	2,971	4,597	17,099
Annualized General and Administrative Expenses (4) / Total Undepreciated Assets	0.77%	0.76%	0.78%	0.62%	0.40%	0.58%	0.41%	0.67%	0.33%	0.53%	0.50%

Cousins Properties Incorporated	27	Q4 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended ($ in thousands)			Year Ended
	December 31, 2015	December 31, 2014	September 30, 2015	December 31, 2015	December 31, 2014
Rental Property Revenues
Same Property	$71,233	$74,958	$73,859	$288,092	$286,828
Non-Same Property	29,289	33,937	31,897	122,415	97,813
	$100,522	$108,895	$105,756	$410,507	$384,641

Rental Property Operating Expenses
Same Property	$27,866	$34,127	$31,390	$119,148	$123,238
Non-Same Property	11,067	15,515	13,550	50,127	45,730
	$38,933	$49,642	$44,940	$169,275	$168,968

Rental Property Revenues
Consolidated Properties	$90,842	$99,535	$96,016	$373,068	$343,910
Discontinued Operations	—	4	—	4	2,927
Share of Unconsolidated Joint Ventures	9,680	9,356	9,740	37,435	37,804
	$100,522	$108,895	$105,756	$410,507	$384,641

Rental Property Operating Expenses
Consolidated Properties	$35,485	$46,434	$41,331	$156,157	$155,934
Discontinued Operations	—	2	—	18	1,128
Share of Unconsolidated Joint Ventures	3,448	3,206	3,609	13,100	11,906
	$38,933	$49,642	$44,940	$169,275	$168,968

Cash Basis Rental Property Revenues
Rental Property Revenues	$100,522	$108,895	$105,756	$410,507	$384,641
Less: Straight Line Rent	3,315	5,275	4,623	20,008	22,093
Less: Other	1,526	1,740	1,526	6,043	6,493
	$95,681	$101,880	$99,607	$384,456	$356,055

Cash Basis Rental Property Revenues
Same Property	$68,451	$71,646	$70,273	$273,538	$267,160
Non-Same Property	27,230	30,234	29,334	110,918	88,895
	$95,681	$101,880	$99,607	$384,456	$356,055

Cash Basis Rental Property Operating Expenses
Rental Property Operating Expenses	$38,933	$49,642	$44,940	$169,275	$168,968
Non-Cash Ground Rent Expense	19	3	—	(40)	13
	$38,952	$49,645	$44,940	$169,235	$168,981

Cash Basis Rental Property Operating Expenses
Same Property	$27,871	$34,129	$31,376	$119,150	$123,247
Non-Same Property	11,081	15,516	13,564	50,085	45,734
	$38,952	$49,645	$44,940	$169,235	$168,981

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) Includes Company share of unconsolidated joint ventures.
(3) Annualized equals quarter amount annualized.
(4) Quarter amount represents quarter annualized, year-to-date represents year-to-date actual.

Cousins Properties Incorporated	28	Q4 2015 Supplemental Information

NON-GAAP FINANCIAL MEASURES - DISCUSSION

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and related costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating Income or Cash Basis Net Operating Income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income or Cash Basis Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cousins Properties Incorporated	29	Q4 2015 Supplemental Information